Filed Pursuant to Rule 497(e)
Registration Statement Nos. 333-128699
333-151910
333-145064

TIAA-CREF Life Separate Account VLI-1

TIAA-CREF Life Separate Account VA-1

TIAA-CREF Life Insurance Company

PROSPECTUS SUPPLEMENT NUMBER 8

dated December 15, 2014 to the

Intelligent Life® VUL Prospectus

dated May 1, 2014, as supplemented April 24, 2014, May 1, 2014, May 13, 2014,

July 1, 2014, August 11, and November 24, 2014

Intelligent Life® Survivorship VUL Prospectus

dated May 1, 2014, as supplemented April 24, 2014, May 1, 2014, May 13, 2014,

July 1, 2014, August 11, and November 24, 2014

Intelligent Variable Annuity® Prospectus

dated May 1, 2014, as supplemented May 1, 2014, July 1, 2014, and August 11, 2014

This supplement amends certain disclosures in the above-referenced prospectuses for the Contracts with the same names. All other provisions of your Contract remain as stated in your Contract and prospectus, as previously amended. Please keep this supplement with your prospectus for future reference.

The cover page of each prospectus is revised to add the following portfolios:

Vanguard VIF Capital Growth Portfolio

Vanguard VIF Equity Index Portfolio

Vanguard VIF High Yield Bond Portfolio

Vanguard VIF Mid-Cap Index Portfolio

Vanguard VIF REIT Index Portfolio

Vanguard VIF Small Company Growth Portfolio

Vanguard VIF Total Bond Market Index Portfolio

John Hancock Emerging Markets Value Trust

T. Rowe Price Health Sciences Portfolio I

On pages 7-9 of the Intelligent Life VUL and Intelligent Life Survivorship VUL prospectus and pages 4-6 of the Intelligent Variable Annuity prospectus, the annual portfolio operating expenses table is revised as follows to reflect the addition of new portfolios effective December 15, 2014:

Portfolio	Management Fees	Distribution (12b-1) or Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Gross Total Annual Portfolio Operating Expenses	Contractual Fee Waivers and Reimbursements	Net Total Annual Portfolio Operating Expenses
Vanguard VIF Capital Growth Portfolio	0.38%	0.00%	0.03%	0.00%	0.41%	0.00%	0.41%
Vanguard VIF Equity Index Portfolio	0.14%	0.00%	0.02%	0.00%	0.16%	0.00%	0.16%
Vanguard VIF High Yield Bond Portfolio	0.26%	0.00%	0.03%	0.00%	0.29%	0.00%	0.29%
Vanguard VIF Mid-Cap Index Portfolio	0.22%	0.00%	0.03%	0.00%	0.25%	0.00%	0.25%
Vanguard VIF REIT Index Portfolio	0.24%	0.00%	0.03%	0.00%	0.27%	0.00%	0.27%
Vanguard VIF Small Company Growth Portfolio	0.38%	0.00%	0.02%	0.01%	0.41%	0.00%	0.41%

Portfolio	Management Fees	Distribution (12b-1) or Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Gross Total Annual Portfolio Operating Expenses	Contractual Fee Waivers and Reimbursements	Net Total Annual Portfolio Operating Expenses
Vanguard VIF Total Bond Market Index Portfolio	0.16%	0.00%	0.03%	0.00%	0.19%	0.00%	0.19%
John Hancock Emerging Markets Value Trust	0.95%	0.00%	0.13%	0.00%	1.08%	0.00%	1.08%
T.Rowe Price Health Sciences Portfolio I	0.95%	0.00%	0.00%	0.00%	0.95%	0.00%	0.95%

On pages 26-28 of the Intelligent Life VUL and Intelligent Life Survivorship VUL prospectus and pages 11-13 of the Intelligent Variable Annuity prospectus, the Portfolio Investment Managers and Investment Objectives table is revised as follows to reflect the addition of these new portfolios:

Portfolio	Investment Manager	Investment Objective
Vanguard VIF Capital Growth Portfolio	PRIMECAP Management Company	The Portfolio seeks to provide long term capital appreciation.
Vanguard VIF Equity Index Portfolio	The Vanguard Group, Inc.	The Portfolio seeks to track the performance of a benchmark index that measures the investment return of large capitalization stocks.
Vanguard VIF High Yield Bond Portfolio	Wellington Management Co. LLP	The Portfolio seeks to provide a high level of current income.
Vanguard VIF Mid-Cap Index Portfolio	The Vanguard Group, Inc.	The Portfolio seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization stocks.
Vanguard VIF REIT Index Portfolio	The Vanguard Group, Inc.	The Portfolio seeks to provide a high level of income and moderate long-term capital appreciation by tracking the performance of a benchmark index that measures the performance of publicly traded equity REITs.
Vanguard VIF Small Company Growth Portfolio	Granahan Investment Management, Inc. The Vanguard Group, Inc.	The Portfolio seeks to provide long term capital appreciation
Vanguard VIF Total Bond Market Index Portfolio	The Vanguard Group, Inc.	The Portfolio seeks to track the performance of a broad, market-weighted bond index.
John Hancock Emerging Markets Value Trust	John Hancock Investment Management Services, LLC. Dimensional Fund Advisors LP	To seek long term capital appreciation.
T.Rowe Price Health Sciences Portfolio I	T. Rowe Price Associates, Inc.	To seek long term capital appreciation.

On page 8 of the Intelligent Life VUL and Intelligent Life Survivorship VUL prospectus and page 5 of the Intelligent Variable Annuity prospectus, the portfolio expenses for the VY Clarion Global Real Estate Portfolio Class I are corrected as follows:

Portfolio	Management Fees	Distribution (12b-1) or Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Gross Total Annual Portfolio Operating Expenses	Contractual Fee Waivers and Reimbursements	Net Total Annual Portfolio Operating Expenses
VY Clarion Global Real Estate Portfolio Class I1	0.80%	0.00%	0.18%	0.00%	0.98%	0.09%	0.89%

[1]

The adviser is contractually obligated to limit expenses to 0.90% through May 1, 2015; the obligation does not extend to interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days prior to the end of the then current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years. The adviser is also contractually obligated to waive a portion of the management fee through May 1, 2015. Based upon net assets as of December 31, 2013, the management fee waiver for the Portfolio would be (0.01)%. There is no guarantee that the management fee waiver will continue after May 1, 2015. The waiver will only renew if the adviser elects to renew it.

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